UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 13, 2011
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 Churn Creek Road Redding, California	96002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (530) 772-3955
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b), (c), (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 12, 2011, Patrick J. Moty, President & CEO of Redding Bank of Commerce announced the addition of Robert Muttera to the Redding Bank of Commerce Board of Directors.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     (99.1) Press Release dated April 13, 2011 announcing new bank director, Robert Muttera.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2011	/s/ Samuel D. Jimenez
By: Samuel D. Jimenez
Executive Vice President and Principal Financial Officer

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